Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350
                          ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Del Global Technologies Corp.
(the "Company") on Form 10-Q for the quarter ended May 3, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Samuel E. Park, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

   (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           /s/ Samuel E. Park
                                          -------------------------
                                          Name: Samuel E. Park
                                          Chief Executive Officer
                                          Date: June 23, 2003






A signed original of this written statement required by Section 906 has been provided to Del Global Technologies Corp and will be retained by Del Global Technologies Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.